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                                                                   EXHIBIT 10.15

                  [LOGO] Northwest Education Loan Association

                         AGREEMENT TO GUARANTEE LOANS


     This Agreement to Guarantee Loans (the "Agreement"), to be effective the 22/nd/ day of March, 1999, is by and between U.S. BANK NATIONAL ASSOCIATION, AS
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TRUSTEE FOR EDUCATION LOANS, INC. ("Lender"), and NORTHWEST EDUCATION LOAN
ASSOCIATION, a Washington nonprofit corporation ("NELA").

                                   RECITALS
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     A.   NELA is a private nonprofit guaranty and service agency operating under the Federal Family Education Loan ("FFEL") Program to provide, promote and facilitate student loans for the benefit of the citizens and students of institutions of higher education situated in NELA's area of service.

     B. Lender wishes to secure the NELA guarantee on eligible loans made to students pursuing programs of higher education, and to parents of dependent undergraduate and graduate students.

     C. The FFEL Program includes both the Stafford and PLUS Loan Programs. The PLUS Program requirements vary from the Stafford Loan Program requirements for loans. Variations include different interest rates, different application procedures and forms, and different terms. PLUS Loans may have parents as co-maker, both of whom must be eligible as borrowers and both of whom must be eligible for any deferment or cancellation of repayment obligations.

     NOW, THEREFORE, in consideration of the foregoing premises and the mutual promises described below, the parties hereto agree as follows:

     1.   Applicable Rules, Regulations, and Act.  The performance of this
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Agreement is governed by the applicable Rules of NELA, as now existing or hereafter amended ("Rules"); the applicable Regulations promulgated by the Secretary of Education ("Secretary"), as now or hereafter amended (34 C.F.R. 668 and 34 C.F.R. 682) ("Regulations"); and Title IV, Part B of the Higher Education Act of 1965, as now or hereafter amended (20 U.S.C. (S) 1071-1087-2) ("Act"). The Rules, Regulations and Act are hereby incorporated into this Agreement, with the same force and effect as if they were found in the body of the Agreement itself.

     2.   NELA Guarantee. NELA agrees to guarantee loans made, purchased, or
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held by Lender that are eligible for such guarantees. For purposes of this
Agreement, eligibility shall be determined by, and in accordance with, the Rules, Regulations, and Act. Eligible loans made, purchased, or held after the effective date of this Agreement, which have been reviewed and approved by NELA pursuant to the Rules, are guaranteed by NELA. NELA reserves the right, to be exercised in its sole discretion, to refuse initially to guarantee any loan prior to the initial disbursement of such loan.

     3.   Lender's Obligations and General Warranties. With respect to loans
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made or held by Lender, Lender, and any third party conducting loan servicing activities on behalf of Lender, agree and warrant as follows:

          3.1 Lender will use the forms and procedures appropriate to PLUS and Stafford Loans, and will comply with all the Rules, Regulations and provisions of the Act appropriate to the respective Programs; and

          3.2 All actions taken by Lender, including but not limited to making, servicing or collecting on those loans, are in compliance with the Rules of NELA, the Regulations, the Act, and all other local, state and federal laws and regulations for loan servicing, including collection activities.

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     4.   Warranties Made Upon Assignment of Promissory Note. With respect to
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any promissory note guaranteed by NELA, the Lender hereby agrees and warrants that upon assignment of such note by Lender to NELA or to any third party:

          4.1 The obligations of the borrower(s) and any endorser are valid and enforceable in accordance with the terms of the note, and not subject to any defenses;

          4.2 All information furnished to NELA in connection with such promissory note is, in all material respects, true and accurate;

          4.3 The promissory note qualifies for insurance under the Federal Stafford Loan Program or the PLUS Program, as applicable;

          4.4 The Lender has complied with the applicable provisions of the Act, Regulations and Rules and all other applicable laws with respect to the promissory note and the loan;

          4.5 The Lender shall indemnify and hold NELA harmless from and against all losses and expenses, including attorneys' fees or loss of collection fees incurred by NELA as a result of the assertion against NELA by the borrower of any claim or defense which could have been asserted against the Lender whether or not such claim or defense existed at the date of execution of this contract or the promissory note by the borrower. Upon request by NELA, the Lender, at its expense, shall undertake or assume the defense of any action in which any such claim is asserted against NELA; and

          4.6 If the note is further assigned by any party, the warranties made by the Lender upon assignment to NELA shall inure to and benefit all such assignees including NELA and the federal government.

The obligations of the Lender and rights of NELA or any other third party under this paragraph are in addition to other obligations of the Lender and rights of NELA provided for in this Agreement or provided for in any applicable laws, rules or regulations.

     5.   Lender's Obligation to Secure Interest Reductions for Borrower.
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Lender acknowledges that pursuant to the Rules, Regulations and Act, Lender is obligated to assist borrowers under the Stafford and the PLUS Loan Programs in securing reductions in their obligations to pay interest on loans made by Lender if such interest is eligible for subsidy under the Rules, Regulations, or Act.

     6.   Amendments.
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          6.1  From time to time the federal government may amend the Act, or the Secretary may amend or repeal any of the Regulations. This Agreement shall continue in full force and effect, and any such change in the Act or Regulations shall be incorporated into it, unless a party gives notice of termination of the Agreement within thirty days of any such change, and specifies the amendment or repeal of the Act or Regulation as the reason for terminating the Agreement. Any government action to amend or repeal the Act or Regulations constitutes notice to the parties of such change, and NELA shall not be responsible for notifying Lender of any such change.

          6.2 From time to time, NELA may amend its Rules which are incorporated by reference in this Agreement. NELA shall give notice to the Lender, by certified mail, return receipt requested, of any such amendments. Lender shall not be bound by any such amendments if it has not received such notice. If no notice of termination pursuant to Paragraph 8 hereof is received by NELA from Lender within thirty (30) days of Lender receipt of such notice, such amendments shall become part of this Agreement.

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     7.   Term. The initial term of this Agreement shall be from the effective
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date of this Agreement until September 30, 1999. Thereafter, this Agreement shall be automatically renewed for additional terms of one year, unless NELA or the Lender gives notice thirty (30) days prior to the end of any term of this Agreement that the Agreement will not be renewed.

     8.   Termination. Either party may terminate this agreement.
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          8.1    Termination by Lender shall be by thirty (30) days or more written notice to NELA, specifying the date of termination. Termination by NELA shall be in conformance with its Rules pertaining to limitation, suspension, and termination.

          8.2 Upon termination, the relationship between NELA and Lender created by this Agreement shall cease on the termination date except as provided herein. Termination under this Section 8 or Section 7 will not affect the guarantee of NELA or the obligations of Lender as to loans guaranteed prior to the termination date under the Agreement, except in accordance with the Act, Rules or Regulations. Such guarantees and obligations, including, but not limited to, the obligation to allow NELA and the Secretary access to records, shall continue in full force and effect under the terms of the Agreement between NELA and Lender which was in force at the time each particular loan was made.

     9.   Breaches.
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          9.1    Upon material breach of this Agreement, whether of the
provisions found in the Agreement itself or its incorporated provisions, NELA is entitled to suspend or withdraw its guarantee, in part or entirely, as to the loan or loans affected by the breach, provided that NELA has notified Lender of such breach and Lender has failed to cure such breach within thirty (30) days of such notice.

          9.2 A material breach shall be a defense by NELA to any claim or action by Lender upon the guarantee of a loan directly affected by the material breach.

          9.3 Upon any breach, whether material or not, of any provision of this Agreement, including those incorporated by reference, NELA is entitled to written assurance from Lender that the breach has been remedied.

          9.4 The waiver by any party of any breach of any provision of this Agreement shall not operate or be construed as waiver of any provision as to any subsequent breach.

     10.  Severability.
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          10.1   This Agreement.  If any term, covenant, condition, or
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provision of this Agreement or the application thereof to any person or circumstance shall, at any time, or to any extent, be determined invalid or unenforceable, the remaining provisions hereof shall not be affected thereby and shall be deemed valid and fully enforceable to the extent provided by law.

          10.2   Rules, Regulation and Act.  If any provision of the Rules,
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Regulations, or the Act are rescinded, repealed, withdrawn, held to be invalid, or otherwise rendered inoperative, the remaining provisions are not affected, and continue in full force.

     11.  Entire Agreement - Modifications.  This Agreement, including any
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incorporated provisions, constitutes the entire understanding between the parties and supersedes any prior written or oral understanding between them. This Agreement may not be amended, changed, or modified, in whole or in part, except by an instrument in writing signed by Lender and by NELA or as provided in Paragraphs 6.1 and 6.2 hereof.

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     12.  Captions. The captions and headings of the paragraphs of this
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Agreement are for convenience and reference only and may not be used to interpret or define the provisions hereof.

     13.  Indemnification. NELA hereby indemnifies and holds Lender harmless
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against any and all liabilities, obligations, losses, damages, penalties, claims, actions, suits, costs, and expenses (including reasonable attorneys' fees and expenses), incurred by or asserted against Lender, which arise out of or relate to the negligent acts or omissions of NELA in performing its obligations under this Agreement, NELA's violation of the Act and Regulations, or NELA's failure to comply with its obligations under this Agreement. Lender hereby indemnifies and holds NELA harmless against any and all liabilities, obligations, losses, damages, penalties, claims, actions, suits, costs, and expenses (including reasonable attorneys' fees and expenses), incurred by or asserted against NELA, which arise out of or relate to the negligent acts or omissions of Lender in performing its obligations under this Agreement, Lender's violation of the Act and Regulations, or Lender's failure to comply with its obligations under this Agreement. This indemnification provision shall survive any termination of this Agreement.

     14.  Assignment and Successors. The rights and obligations of NELA under
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this Agreement shall inure to the benefit of and be binding upon its successors and assigns. The rights and obligations of Lender hereunder are nonassignable except in accordance with the Rules, Regulations or Act.

     15.  Notices. Any notice required under this Agreement shall be sufficient
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if in writing and sent by certified or registered mail, postage prepaid, to the following address:

     If to Lender    President
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                     Education Loans Incorporated
                     105 First Avenue SW
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                     Aberdeen, SD  57401
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     If to NELA:     Northwest Education Loan Association
                     500 Colman Building
                     811 First Avenue
                     Seattle, WA  98104
                     Attn:  Vice President, Program Services

     16.  Attorneys' Fees. If any dispute arises from the performance or breach
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of any term of this Agreement, whether or not any suit or arbitration proceeding is commenced, then the prevailing party shall be entitled to its reasonable attorneys' fees and costs.

     17.  Governing Law. This Agreement is made and shall be construed and
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performed under the appropriate state laws.

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     IN WITNESS WHEREOF, the parties have executed this Agreement in duplicate on the following dates:

3-23-99        , 1999                U.S. BANK NATIONAL ASSOCIATION, AS
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                                     TRUSTEE FOR EDUCATION LOANS, INC.


                                     By: /s/ Thomas W. Steele
                                         --------------------
                                         (Signature)

                                         Thomas W. Steele
                                         ----------------
                                         (Print or Type Name)

                                         Assistant Vice President
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                                         (Title)

April 2        , 1999                NORTHWEST EDUCATION LOAN
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                                     ASSOCIATION


                                     By: /s/ Jennifer L. Freimund
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                                         Jennifer L. Freimund
                                         Vice President,
                                         Program Services

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